SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of report (Date of earliest event
                             reported) April 7, 1999

                  J.P. Morgan Commercial Mortgage Finance Corp.

               (Exact Name of Registrant as Specified in Charter)

   Delaware             333-63589                        13-3789046
(State or Other (Commission File Number) (I.R.S. Employer Identification No.) Jurisdiction of
Incorporation)


                                 60 Wall Street
                            New York, New York 10260
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3238


Item 5.       Other Events

Filing of Collateral Term Sheets Materials.

     In  connection  with  the  proposed  offering  of J.P.  Morgan  Commercial
Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 1999-C7, J.P. Morgan Securities Inc., Chase Securities Inc. and Deutsche Bank Securities Inc. (collectively, the "Underwriters") have prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supercede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.


     Item  7.  Financial  Statements,   Pro  Forma  Financial  Information  and
Exhibits.

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

        Exhibit No                                            Description

            99                                           Collateral Term Sheets
                                                         Filed on Form SE dated
                                                             April 7, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            J.P. MORGAN COMMERCIAL MORTGAGE
                                                     FINANCE CORP.



                                            By:/s/ Larry Blume
                                               Name:    Larry Blume
                                               Title:   Vice President

Dated:   April 7, 1999


                                 Exhibit Index

             Exhibit                                                      Page

99           Collateral Term Sheets                                        6
             Filed on Form SE dated
             April 7, 1999




              IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
         COLLATERAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A
                         CONTINUING HARDSHIP EXEMPTION

                                   EXHIBIT 99

                             COLLATERAL TERM SHEETS

                                      for

                 J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.

               Mortgage Pass-Through Certificates, Series 1999-C7